EXHIBIT 10.1

AMENDMENT NO. 18
TO THE POSTSCRIPT SOFTWARE DEVELOPMENT LICENSE
AND SUBLICENSE AGREEMENT
BETWEEN
ADOBE SYSTEMS INCORPORATED
AND
PEERLESS SYSTEMS CORPORATION

Effective Date: May 1, 2004

     This Amendment No. 18 (the “Amendment”) to the PostScript Software Development License and Sublicense Agreement dated July 23, 1999 (the “Agreement”) is between Adobe Systems Incorporated, a Delaware corporation having a place of business at 345 Park Avenue, San Jose, CA 95110 (“Adobe”) and Peerless Systems Corporation, a Delaware corporation, having a place of business at 2381 Rosecrans Avenue, El Segundo, California 90245 (“Peerless”).

     WHEREAS, the purpose of this Amendment to the Agreement is to authorize Peerless to use the services of Metatechno Incorporated, a Japanese corporation, as a Third Party Developer under the terms of the Agreement.

     NOW, THEREFORE, the parties agree as follows:

1.      Adobe is hereby authorizing Peerless’ use of a Third Party Developer (as identified in the attached Exhibit C-2 (“Development Sites — Third Party Developers”)) at the Secondary Development Site specified below in accordance with the terms of the Agreement, including but not limited to Paragraph 2.11 (“Third Party Developer”), Exhibit N-1 (“Secure Procedures for Handling Adobe Support Information”) and Exhibit P (“Third Party Developer Terms”).

2.      Exhibit C-2 (“Development Sites — Third Party Developers”) of the Agreement is deleted and replaced with a new Exhibit C-2 (“Development Sites — Third Party Developers”) to read as attached hereto.

3.      All other terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, each of Adobe and Peerless has executed this Amendment No. 1 to the PostScript Software Development License and Sublicense Agreement by its duly authorized officer.

Adobe:	Peerless:

ADOBE SYSTEMS INCORPORATED	PEERLESS SYSTEMS CORPORATION

By:	By:

Print Name:	Print Name:

Title:	Title:

Date:	Date:

EXHIBIT C-2

DEVELOPMENT SITES — THIRD PARTY DEVELOPERS

Peerless is authorized under the provisions in Paragraph 2.11 (“Third Party Developers”) of the Agreement to grant access to and use of the Adobe Support Information (except for Adobe Core Source) to Third Party Developer(s) identified below to do development work on behalf of Peerless or for an OEM Customer solely at the Secondary Development Site(s) specified below.

Metatechno Incorporated
Itopia Iwamoto-cho
2-chome Building
2-11-2, Iwamoto-cho
Chiyoda-ku, Tokyo, 101 Japan